Date of Report (date of earliest event reported):
(Commission File
Number)
(I.R.S. Employer
Identification Number)
(State or other jurisdiction of
incorporation)
(Exact Name of the Registrant as Specified in its charter)
100 Federal Street
(Address of Principal Executive Offices)
(617) 434-2200
Boston, Massachusetts 02110
(Registrant's telephone number including area code)
Securities Exchange Act of 1934
UNITED STATES
Pursuant to Section 13 or 15(d) of the
March 22, 2004
Fleet Home Equity Loan, LLC
Reg. No.333-53662 04-3544150 Delaware
Fleet Home Equity Loan Trust 2003-1
on behalf of
Information for the February 2004 Monthly Period is presented for the Fleet Home Equity Loan
Trust, Series 2003-1 Noteholders under the Sale and Servicing Agreement dated as of April
15, 2003, between Fleet Home Equity Loan Trust 2003-1, a Delaware statutory trust, Fleet
National Bank, a national banking association, as  Seller and as Servicer, Fleet Home Equity
Loan, LLC, a Delaware limited liability company, as Depositor, and U.S. Bank National
Association, a national banking association, as Indenture Trustee.
Item 5. OTHER EVENTS
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) EXHIBITS:
20.
Monthly reports for the February 2004 Monthly  Period relating to the Fleet Home Equity
Loan Asset Backed Notes Series 2003-1.
By: /s/ JEFFREY A. LIPSON
3
Monthly reports for the February 2004 Monthly  Period relating to the
Fleet Home Equity Loan Asset Backed Notes Series 2003-1.
20.
Sequential
Page
Number
Exhibit
EXHIBIT INDEX
SIGNATURE
Name: Jeffrey A. Lipson
Fleet Home Equity Loan Trust 2003-1
on behalf of
March 22, 2004 Date:
Fleet Home Equity Loan, LLC
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Title: Vice President